Securities Act File No. [        ]

As filed with the Securities and Exchange Commission on July 26, 2023

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California Street, Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  1-888-233-4339

Dennis Gallagher, Esq., 1801 California Street, Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class R, Class R4 and Class I3 shares of beneficial interest, no par value, of Transamerica Inflation Opportunities.

It is proposed that this filing will become effective on [October 27, 2023] pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

DATED [            ], 2023

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA INFLATION-PROTECTED SECURITIES

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA INFLATION OPPORTUNITIES

The address and telephone number of each Fund is:

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

Transamerica Funds

1801 California Street, Suite 5200

Denver, Colorado 80202

[            ], 2023

Dear Shareholder:

The Board of your Transamerica fund, Transamerica Inflation-Protected Securities, has approved the reorganization of your fund into another Transamerica fund, Transamerica Inflation Opportunities. The reorganization is expected to occur on or about October 27, 2023. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica fund, and you will receive shares of the destination fund equal in value to your shares of your fund.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about the destination fund, including its investment objective, strategies, risks, performance, fees and expenses.

The Board of your fund has unanimously approved the reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-233-4339. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board, President and Chief Executive Officer

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA INFLATION-PROTECTED SECURITIES

(the “Target Fund”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA INFLATION OPPORTUNITIES

(the “Destination Fund”)

The address and telephone number of each Fund is:

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

Shares of the Destination Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in the Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

This Information Statement/Prospectus sets forth information about the Destination Fund that an investor ought to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated [            ], 2023 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganization of Transamerica Inflation-Protected Securities (the “Target Fund”) into Transamerica Inflation Opportunities (the “Destination Fund”) (the “Reorganization”). This Information Statement/Prospectus is being mailed to shareholders of the Target Fund on or about [September 11], 2023.

The Target Fund and Destination Fund (each a “Fund” and, together, the “Funds”) are each a separate series of Transamerica Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of the Trust (the “Board” or the “Trustees”) has determined that the Reorganization is in the best interests of the Target Fund and Destination Fund and will not dilute the interests of the existing shareholders of either Fund. A copy of the form of Agreement and Plan of Reorganization (the “Plan”) for the Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates the corresponding class of shares of the Destination Fund that a Target Fund shareholder will receive in the Reorganization.

Target Fund and Classes	Destination Fund and Classes
Transamerica Inflation-Protected Securities	Transamerica Inflation Opportunities
Class R	Class R
Class R4	Class R4
Class I3	Class I3

Please read this Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is [            ], 2023

For more complete information about each Fund, please read each Fund’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Fund’s prospectuses and statements of additional information, and other additional information about each Fund, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Fund’s current summary prospectus(es), prospectus(es) and statement of additional information, including any applicable supplements thereto.

On file with the SEC (http://www.sec.gov) (File Nos. 033-02659 and 811-04556) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or visiting the Funds’ website at

https://www.transamerica.com/investments/mutual-fund-prospectus.

Each Fund’s most recent annual and semi-annual reports to shareholders.

On file with the SEC (http://www.sec.gov) (File No. 811-04556) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds/prospectus/.

A statement of additional information for this Information Statement/Prospectus, dated [ ], 2023 (the “SAI”). The SAI contains additional information about the Target Fund and the Destination Fund.

On file with the SEC (http://www.sec.gov) (File No. [            ]) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus, call the following toll-free telephone number: 1-888-233-4339.

The Target Fund’s prospectus, dated March 1, 2023, as supplemented, and statement of additional information, dated March  1, 2023, and amended and restated on June 16, 2023 (File Nos. 033-02659 and 811-04556), are incorporated by reference into this Information Statement/Prospectus.

The Funds’ Annual Reports to shareholders, dated October 31, 2022, and Semi-Annual Reports to shareholders dated April 30, 2023 (File No 811-04556), are incorporated by reference into this Information Statement/Prospectus.

The Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the Funds.

The securities offered by this Information Statement/Prospectus have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

For your convenience, we have provided a brief overview of the Reorganization. Additional information is contained elsewhere in this Information Statement/Prospectus and the Plan, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the Destination Fund’s prospectus (please see “Where to Get More Information” above for instructions on where to find this prospectus) carefully for more complete information.

How Will the Reorganization Work?

•

On the closing date of the Reorganization, expected to be on or about October 27, 2023, (the “Closing Date”), the Target Fund will transfer all of its property and assets to the Destination Fund. In exchange, the Destination Fund will assume all of the liabilities of the Target Fund and issue shares to the Target Fund, as described below.

•

The Destination Fund will issue a number of its Class R, Class R4 and Class I3 shares, as applicable, to the Target Fund on the Closing Date having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R, Class R4 and Class I3 shares, respectively. The Destination Fund also offers Class A, C, I, I2 and R6 shares. This Information Statement/Prospectus relates only to the Class R, Class R4 and Class I3 shares of the Destination Fund to be issued in the Reorganization.

•

Shares of Class R, Class R4 and Class I3 shares of the Destination Fund corresponding to Class R, Class R4 and Class I3 shares of the Target Fund will then be distributed on the Closing Date to the Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of each shareholder’s holdings of Class R, Class R4 and Class I3 shares of the Target Fund. Therefore, on the Closing Date, upon completion of the Reorganization, a Target Fund shareholder will hold shares of the applicable class of the Destination Fund having the same aggregate net asset value as the Target Fund shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to Class R, Class R4 and Class I3 shares of the Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to Class R, Class R4 and Class I3 shares of the Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The assets of the Target Fund and the Destination Fund are valued using the same valuation policies and procedures.

•	The Target Fund will be terminated after the Closing Date.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•

Following the Reorganization, shareholders of the Target Fund will be subject to the fees and expenses of the Destination Fund. Please see “Why did the Trustees Approve the Reorganization?” and “How do the Target Fund and the Destination Fund compare?” below for a further discussion of fees and expenses.

•

Transamerica Asset Management, Inc. (“TAM”) is the investment manager to the Target Fund and Destination Fund and PineBridge Investments, LLC (“PineBridge”) serves as sub-adviser to the Funds. Following the Reoganization, (i) TAM will continue to act as investment manager to the Destination Fund and (ii) PineBridge will continue to act as sub-adviser to the Destination Fund.

What are the Federal Income Tax Consequences of the Reorganization?

The exchange of Target Fund shares for Destination Fund shares in the Reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by a Target Fund shareholder. The Reorganization generally is not expected to result in the recognition of gain or loss for federal income tax purposes by the Target Fund or Destination Fund. Please see “What are the Federal Income Tax Consequences of the Reorganization?” below for a further discussion of the tax consequences.

Why did the Trustees Approve the Reorganization?

The Board of the Target Fund, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, TAM or Transamerica Capital, Inc. (“TCI”), the Funds’ distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board also serves as the Board of the Destination Fund. The Board, including all of the Independent Trustees, also approved the Reorganization with respect to the Destination Fund. The Board determined that the Reorganization is in the best interests of the Destination Fund and that the interests of the Destination Fund’s shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization of the Target Fund, the Board considered, among other things, (i) that the Funds have similar investment objectives and compatible principal investment strategies, (ii) that TAM views the Target Fund and the Destination Fund as sub-scale, (iii) the larger combined asset base resulting from the Reorganization will offer the potential for greater operating efficiencies and economies of scale in the combined Destination Fund, including the potential for lower expense ratios, the ability to effect larger portfolio transactions, and the ability to spread fixed costs over a larger asset base, (iv) that the Reorganization would eliminate redundancies in the Transamerica product line, (v) the management fee of the combined Destination Fund following the Reorganization will be reduced, and is expected to result in immediate savings for current Destination Fund shareholders, (vi) the fact that the net expense ratio of each class of shares of the combined Destination Fund following the Reorganization is expected to be the same as or lower than the current net expense ratio of the corresponding class of shares of the Target Fund prior to the Reorganization, (vii) the anticipated tax-deferred nature of the Reorganization and the potential tax consequences to shareholders of the Target Fund and the Destination Fund as a result of anticipated portfolio repositioning in connection with the Reorganization, and (viii) the Destination Fund has shown similar or stronger absolute and relative performance (on a gross of fees basis), as measured by peer group rankings, versus the Target Fund for the period that PineBridge has sub-advised both Funds. See “Reasons for the Reorganization” in the description of the Reorganization for additional information regarding the Board’s considerations.

How do the Target Fund and the Destination Fund compare?

There are similarities between the Funds, as well as certain differences, including:

◾

Investment Manager, Sub-Advisers and Portfolio Managers. Each Fund is managed by TAM. PineBridge serves as the sub-adviser to each Fund. Robert A. Vanden Assem, CFA, Roberto Coronado and Gunter H. Seeger are the portfolio managers responsible for the day-to-day management of each Fund. The analytical tools, techniques and investment selection process used by PineBridge in sub-advising the Destination Fund are similar to those used in sub-advising the Target Fund.

•

Investment Objective. The Target Fund’s investment objective seeks maximum real return consistent with the preservation of capital, and the Destination Fund’s investment objective seeks maximum real return, consistent with appreciation of capital.

◾

Investment Strategy. Under normal circumstances, the Target Fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics. The Target Fund’s sub-adviser will invest primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The fund may also invest in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. The Target Fund may invest up to 20% of its net assets in securities not issued by the U.S. government, its agencies and instrumentalities. These investments may include inflation-linked securities issued by non-U.S. governments and inflation-linked securities issued by corporations. The Target Fund may also invest in securities that pay nominal rates of interest (i.e., pay a rate of interest that is not adjusted for the rate of inflation), including U.S. Treasury and agency securities, non-U.S. government bonds, corporate bonds, asset-backed securities, mortgage-backed securities, high quality, short-term obligations, and repurchase agreements. The Target Fund may not invest more than 10% of its net assets in below investment-grade debt securities (commonly referred to as “junk” bonds), may invest in securities of any maturity, and in securities that are denominated in U.S. dollars and in foreign currencies. The Target Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. The Target Fund may also invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

The Destination Fund normally invests primarily in inflation-indexed fixed-income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. The Destination Fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed and asset-backed securities. The Destination Fund also may invest in money market instruments with remaining maturities of one year or less, as well as repurchase agreements, cash and cash equivalents. The Destination Fund may not invest more than 20% of its net assets in below investment-grade debt securities (“junk” bonds), may invest in securities of any maturity, and does not have a target average duration. The Destination Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps (including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps), provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the Destination Fund’s portfolio. The Destination Fund may also invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

•	Fundamental Investment Policies. The Target Fund and the Destination Fund have identical fundamental investment policies.

•

Principal Risks. The Funds are subject to substantially similar principal risks, including active trading, counterparty, credit, currency, currency hedging, derivatives, emerging markets, extension, fixed-income securities, focused investing, foreign investments, high-yield debt securities, inflation-protected securities, interest rate, large shareholder, leveraging, LIBOR, liquidity, management, market, money market funds, mortgage-related and asset-back securities, prepayment or call, privately placed and other restricted securities, repurchase agreements, sovereign debt, U.S. Government and agency obligations, valuation and yield. An investment in the Target Fund is also subject to deflation as a principal risk. An investment in the Destination Fund is also subject to convertible securities as a principal risk.

•

Performance. The Destination Fund has shown similar or stronger absolute and relative performance (on a gross of fees basis), as measured by peer group rankings, versus the Target Fund for the measured periods that PineBridge has sub-advised both Funds (June 29, 2018 through February 28, 2023).

•

Management Fee and Total Operating Expenses. The Destination Fund’s management fee schedule will be lowered in connection with the Reorganization. The effective management fee of the combined Destination Fund is expected to be the same as the management fee of the Target Fund. Following the Reorganization, the net expense ratio of each class of shares of the combined Destination Fund is expected to be the same or lower than the net expense ratio of the corresponding class of shares of the Target Fund. Please see “The Funds’ Fees and Expenses” for the Destination Fund’s current management fee schedule.

•

Expense Limitation Arrangements. For the Target Fund, contractual arrangements have been made with TAM through March 1, 2024 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.53% for Class I3 shares, subject to certain exclusions.

For the Destination Fund, contractual arrangements have been made with TAM through March 1, 2025 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.53% for Class I3 shares, subject to certain exclusions.

Fund expenses may be higher following the expiration of these expense limitation arrangements.

Am I being asked to vote on anything?

Shareholder approval of the Reorganization is not required. The Trust’s Declaration of Trust and state law governing the Trust do not require shareholder approval for fund reorganizations. Likewise, Rule 17a-8 under the 1940 Act does not require shareholder approval of reorganizations involving affiliated funds, so long as certain criteria are met. The Board determined that the criteria are met in this case, and that shareholder approval is not required for the Reorganization.

Who Bears the Expenses Associated with the Reorganization?

It is anticipated that the total cost of the Reorganization, including the preparing, printing and mailing of this Information Statement/Prospectus, will be approximately $125,000. These costs of the Reorganization will be shared equally by TAM and the Destination Fund.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Destination Fund must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor the Destination Fund nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid fund-level taxes, the Target Fund will declare and pay a distribution to its shareholders shortly before the Reorganization that, together with all previous dividends for the taxable year, is intended to have the effect of distributing all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to the dividends-paid deduction), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. If you hold shares in the Target Fund when it makes such a distribution, the distribution may change the amount, timing and character of taxable income that you realize in respect of your Target Fund shares as compared to the amount, timing and character of income you would have realized had the Reorganization not occurred. The Destination Fund may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the Destination Fund will declare and pay to its shareholders, for the taxable year in which the Reorganization occurs, a distribution of any remaining income and gains from such taxable year. All such distributions generally will be taxable to shareholders. For more information, see “Tax Status of The Reorganization” in this Information Statement/Prospectus.

Who do I call if I have questions?

If you need more information or have any questions about the Reorganization, please call the Trust toll-free at 1-888-233-4339.

REORGANIZATION

TRANSAMERICA INFLATION-PROTECTED SECURITIES

(the “Target Fund”)

TRANSAMERICA INFLATION OPPORTUNITIES

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Plan. For a discussion of the terms of the Plan, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus.

The Reorganization does not require approval by shareholders of the Target Fund or Destination Fund.

In the Reorganization, the Destination Fund will issue a number of its Class R, Class R4 and Class I3 shares, as applicable, to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R, Class R4 and Class I3 shares, respectively.

Both the Target Fund and the Destination Fund are managed by TAM. Both the Target Fund and the Destination Fund are sub-advised by PineBridge. The Target Fund and the Destination Fund have similar investment objectives, utilize compatible principal investment strategies, and have substantially similar related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Inflation-Protected Securities

and Transamerica Inflation Opportunities

	Target Fund Transamerica Inflation-Protected Securities	Destination Fund Transamerica Inflation Opportunities

Investment objective	Seeks maximum real return consistent with the preservation of capital.	Seeks maximum real return, consistent with appreciation of capital.
Principal investment strategies

The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The fund may also invest in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-protected securities and other investments with similar economic characteristics.

Inflation-protected securities are structured to provide protection against the negative effects of inflation. The value of an inflation-protected security’s principal or the interest income paid on the security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for all Urban Consumers with respect to domestic issuers.

In an effort to reduce interest rate risk and enhance return, the fund may invest up to 20% of its net assets in securities not issued by the U.S. government, its agencies and instrumentalities. These investments may include inflation-linked securities issued by non-U.S. governments and inflation-linked securities issued by corporations. The fund may also invest in securities that pay nominal rates of interest (i.e., pay a rate of interest that is not adjusted for the

The fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the fund’s investment objective by normally investing the fund’s assets primarily in inflation-indexed fixed-income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. .Inflation-indexed fixed-income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed-income security’s principal or the interest income paid on the fixed-income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for All Urban Consumers (“CPI-U”) with respect to domestic issuers.

The fund may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and mortgage-backed and asset-backed securities. The fund also may invest in money market instruments with remaining maturities of one year or less, rate of inflation), including U.S. Treasury and agency securities, non-U.S. government bonds, corporate bonds, asset-backed securities, mortgage-backed securities, high quality, short-term obligations, and repurchase agreements. Any credit or structured securities held by the fund will typically be those that benefit from inflation either by paying a floating rate of interest or by the underlying fundamental correlation to key components of inflation.

The fund normally invests primarily in investment-grade debt securities, but may also invest in lower quality debt securities. Investment-grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the fund’s sub-adviser. The fund may not invest more than 10% of its net assets in below investment-grade debt securities (commonly referred to as “junk” bonds).

The fund generally seeks to maintain an average portfolio duration that is within ±20% of the duration of the Bloomberg U.S. Treasury Inflation Protected Securities Index, an index of inflation-protected securities. As of December 31, 2022, the duration of the index was 6.6 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may invest in securities of any maturity and securities that are denominated in U.S. dollars and in foreign currencies.

The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. These investment strategies may be employed to either mitigate risk or generate income.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

as well as repurchase agreements, cash and cash equivalents.

The fund may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The fund normally invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (often referred to as “junk bonds”) rated BB or below by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Corporation or Fitch, Inc., or, if unrated, determined by the sub-adviser to be of comparable quality.

The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the fund. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps (including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps), provided that the fund’s maximum swap underlying notional value exposure does not exceed 40% of the underlying market value of the fund’s portfolio. These investment strategies may be employed in an effort to either mitigate risk or generate income.

The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Investment manager	Transamerica Asset Management, Inc.
Sub-adviser	PineBridge Investments LLC
Portfolio managers

Robert A. Vanden Assem, CFA – Portfolio Manager of the fund since July 2018

Roberto Coronado – Portfolio Manager of the fund since July 2018

Gunter H. Seeger – Portfolio Manager of the fund since July 2018

Robert A. Vanden Assem, CFA – Portfolio Manager of the fund since March 2014

Roberto Coronado – Portfolio Manager of the fund since October 2016

Gunter H. Seeger – Portfolio Manager of the fund since March 2018

The Funds’ Statements of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Net assets (as of February 28, 2023)	Approximately $77.8 million	Approximately $134.6 million

Classes of Shares, Fees and Expenses

	Target Fund Transamerica Inflation-Protected Securities	Destination Fund Transamerica Inflation Opportunities

Class R sales charges and fees

Class R shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Class R shares have a maximum Rule 12b-1 fee equal to an amount of 0.50% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Class R4 sales charges and fees

Class R4 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge. Class R4 shares have a maximum Rule 12b-1 fee equal to an amount of 0.25% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Class I3 sales charges and fees	Class I3 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 fee.

Management fees

TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.38% of the first $750 million and 0.37% in excess of $750 million in average daily net assets.

For the fiscal year ended October 31, 2022, the Target Fund paid management fees of 0.38% of the Fund’s average daily net assets.

Effective and contingent upon closing of the Reorganization, TAM will receive compensation, calculated daily and paid monthly, from the combined Destination Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.38% of the first $500 million; 0.375% over $500 million up to $750 million; and 0.37% in excess of $750 million in average daily net assets.

TAM currently receives compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.49% of the first $250 million; 0.43% over $250 million up to $1 billion; and 0.38% in excess of $1 billion in average daily net assets.

For the fiscal year ended October 31, 2022, the Destination Fund paid management fees of 0.49% of the Fund’s average daily net assets.

Fee waiver and expense limitations

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2024 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.53% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2025 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.53% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses

Target Fund Transamerica Inflation-Protected Securities	Destination Fund Transamerica Inflation Opportunities

limits described above or any other lower limit then in effect.

PineBridge has agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily nets assets) in certain circumstances. TAM has agreed to voluntarily waive its management fee in an amount equal to any savings resulting from PineBridge’s voluntary waiver of its sub-advisory fee. These waivers by PineBridge and TAM are voluntary. PineBridge’s sub-advisory fee waiver may be discontinued by PineBridge upon obtaining consent from TAM exceeding the applicable limits described above or any other lower limit then in effect.

For a comparison of the gross and net expenses of the Funds, please see the class fee tables in “The Funds’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Funds

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

You should carefully assess the risks associated with an investment in the Funds.

The Funds pursue similar investment objectives and compatible principal investment strategies and face many of the same principal risks, as described below. Even though the Funds share many of the same principal risks, the degree of such risks may vary. In addition, the principal risks of the Funds differ in certain respects, as discussed below.

The following is a description of certain key principal risks of investing in each Fund. Additional principal risks of the Funds are discussed later in this section.

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Market - The market prices of the fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the fund’s securities and assets fall, the value of your investment in the fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

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Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

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Interest Rate - The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the fund. Increased redemptions could cause the fund to sell securities at inopportune times or depressed prices and result in further losses.

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Sovereign Debt - Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund is unable or unwilling to meet its financial obligations, or is down-graded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

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Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.

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Fixed Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund falls, the value of your investment will go down. The fund may lose its entire investment in the fixed-income securities of an issuer.

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Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

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Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

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Counterparty – The fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the fund do not fulfill their contractual obligations. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.

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Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

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Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.

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Management - The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Each Fund is subject to the following additional principal risks (in alphabetical order):

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Active Trading - The fund may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility, may have a negative impact on performance and may generate greater amounts of short-term capital gains.

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Currency - The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.

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Currency Hedging - The fund may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.

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Derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the fund’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the fund’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.

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Emerging Markets - Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

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Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

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High-Yield Debt Securities - High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the credit-worthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the fund.

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Large Shareholder - A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica. Trans-actions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to share-holders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

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Leveraging – To the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the fund’s assets. The fund also may have to sell assets at inopportune times to satisfy its obligations.

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LIBOR – Many financial instruments, financings or other transactions to which the fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the under-lying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the fund or the fund’s investments cannot yet be determined.

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Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.

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Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a fund could adversely affect the marketability of such securities and a fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a fund’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A fund may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the fund.

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Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

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U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.

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Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

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Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.

The Target Fund is subject to the following additional principal risk:

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Deflation – Deflation risk is the possibility that prices throughout the economy decline over time – the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

The Destination Fund is subject to the following additional principal risk:

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Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the under-lying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. Unless otherwise noted, the fees and expenses for the Target Fund and Destination Fund in the tables appearing below are based on the fees and expenses for the period ended February 28, 2023. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of February 28, 2023 (adjusted to reflect the combined Destination Fund’s new management fee schedule which will go into effect upon the closing of the Reorganization). Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Target Fund	Destination Fund	Combined Destination Fund (Pro Forma)
	Class R	Class R	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.38%	0.49%	0.38%(1)
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.14%	0.11%(2)	0.11%(2)
Total Annual Fund Operating Expenses	1.02%	1.10%	0.99%
Fee waiver and/or expense reimbursement	0.02%(3)	0.10%(4)	0.00%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%	1.00%	0.99%

	Target Fund	Destination Fund	Combined Destination Fund (Pro Forma)
	Class R4	Class R4	Class R4
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.38%	0.49%	0.38%(1)
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.15%	0.12%(2)	0.12%(2)
Total Annual Fund Operating Expenses	0.78%	0.86%	0.75%
Fee waiver and/or expense reimbursement	0.13%(3)	0.21%(4)	0.10%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	0.65%	0.65%

	Target Fund	Destination Fund	Combined Destination Fund (Pro Forma)
	Class I3	Class I3	Class I3
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.38%	0.49%	0.38%(1)
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.12%(2)	0.12%(2)
Total Annual Fund Operating Expenses	0.53%	0.61%	0.50%
Fee waiver and/or expense reimbursement	0.00%(3)	0.08%(4)	0.00%(4)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.53%	0.53%	0.50%

(1)	Management fees have been restated to reflect a reduction in management fees effective upon the closing of the Reorganization.

(2)	Other expenses are based on estimates for the current fiscal year. Actual expenses may differ from estimates.

(3)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2024 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.53% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

(4)

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2025 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.00% for Class R shares, 0.65% for Class R4 shares and 0.53% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2025 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;
•	you reinvest all dividends and distributions without a sales charge;
•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;
•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of a Fund’s future performance); and
•	each Fund’s operating expenses remain the same except that fee waivers and/or expense reimbursements are reflected for the period shown in the table.

Costs are the same whether you redeem at the end of the period or not. Pro forma expenses are included assuming the consummation of the Reorganization of the Target Fund. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

Number of Years You Own Your Shares	Target Fund	Destination Fund	Combined Destination Fund (Pro Forma)

Class R
Year 1	$102	$102	$101
Year 3	$323	$329	$315
Year 5	$561	$586	$547
Year 10	$1,246	$1,322	$1,213
Class R4
Year 1	$66	$66	$66
Year 3	$236	$231	$219
Year 5	$420	$435	$397
Year 10	$954	$1,021	$911
Class I3
Year 1	$54	$54	$51
Year 3	$170	$179	$160
Year 5	$296	$324	$280
Year 10	$665	$746	$628

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of the Target Fund’s Class R4 shares, and the Destination Fund’s Class A shares, has varied from year to year since inception, and how the average total returns of the Fund’s shares for different periods compare to the returns of a broad measure of market performance. The past performance information for the Destination Fund is shown for Class A shares. Class R, Class R4 and Class I3 shares of the Destination Fund are newly offered. Class R, Class R4 and Class I3 shares of the Destination Fund would have been different than Class A shares of the Destination Fund because they have different expenses. Performance information will be provided for Class R, R4 and I3 shares, as applicable, after the share class has been in operation for one complete calendar year. The bar chart for Class A shares of the Destination Fund does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table for Class A shares of the Destination Fund includes deduction of applicable sales charges.

The Target Fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Inflation-Protected Securities (the “predecessor fund”), on April 21, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s financial and performance history became the financial and performance history of the Target Fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the Target Fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.

Prior to June 29, 2018, the Target Fund had a different sub-adviser and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Absent any applicable limitation of or cap on a Fund’s expenses, performance would have been lower. For those classes that have higher expenses, performance would have been lower. Index returns are for since inception of the oldest share class. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganization, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number: at 1-888-233-4339 or by visiting the Funds’ website at https://www.transamerica.com/investments-fund-center.

Transamerica Inflation-Protected Securities

Annual Total Returns (calendar years ended December 31) – Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.71%
Worst Quarter:	6/30/2013	-6.53%
Year-to-date return	6/30/2023	2.23%

Average Annual Total Returns (periods ended December 31, 2022)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class R4					9/11/2000
Return before taxes	-11.40%	1.60%	0.57%
Return after taxes on distributions	-13.83%	0.21%	-0.39%
Return after taxes on distributions and sale of fund shares	-6.71%	0.67%	0.06%
Class R (Return before taxes only)	-11.64%	1.29%	N/A	1.26%	04/21/2017
Class I3 (Return before taxes only)	-11.29%	1.74%	N/A	1.75%	04/21/2017
Bloomberg US Treasury Inflation Protected Securities Index (reflects no deduction for fees, expenses or taxes)	-11.85%	2.11%	1.12%	2.08%	4/21/2017

Transamerica Inflation Opportunities

Annual Total Returns (calendar years ended December 31) – Class A

	Quarter Ended	Return
Best Quarter:	6/30/2020	5.79%
Worst Quarter:	6/30/2022	-6.28%
Year-to-date return	6/30/2023	2.56%

Average Annual Total Returns (periods ended December 31, 2022)

	1 Year	5 Years	Since Inception	Inception Date
Class A				3/1/2014
Return before taxes	-15.34%	0.22%	0.57%
Return after taxes on distributions	-16.83%	-0.76%	-0.17%
Return after taxes on distributions and sale of fund shares	-8.77%	-0.17%	0.16%
Bloomberg US Treasury Inflation Protected Securities Index* (reflects no deduction for fees, expenses or taxes)	-11.85%	2.11%	2.02%
Bloomberg Global Inflation Linked Bond Index* (reflects no deduction for fees, expenses or taxes)	-22.95%	-1.58%	0.00%

*

Effective and contingent upon closing of the Reorganization, the Destination Fund will change its primary benchmark to the Bloomberg US Treasury Inflation Protected Securities Index and retain the Bloomberg Global Inflation Linked Bond Index as its secondary benchmark.

The after-tax returns in the charts above are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns may depend on the investor’s individual tax situation and may differ from those shown. After tax returns may not be relevant if the investment is made through a tax exempt or tax deferred account such as a 401(k) plan. After tax returns are presented for only one class, and returns for other classes are presented before taxes only and will vary.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the Target Fund’s most recent fiscal year ended October 31, 2022, the Fund’s turnover rate was 32% of the average value of the Target Fund. During the Destination Fund’s most recent fiscal year ended October 31, 2022, the Fund’s turnover rate was 62% of the average value of the Destination Fund.

Reasons for the Reorganization

At a meeting held on June 14, 2023, the Board of the Target Fund, including its Independent Trustees, has unanimously determined that the Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The same Board oversees the Destination Fund, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Fund. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the Reorganization on the Funds’ shareholders and a variety of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Trustees based their determinations on the considerations set forth below, among others, although they did not identify any consideration or particular item of information that was controlling of their determinations and each Trustee may have attributed different weights to the various factors.

General Considerations

•

The Trustees considered that TAM views both the Target Fund and the Destination Fund as sub-scale, and believes the Target Fund has poor prospects for growth since availability within the primary intermediary distribution platforms is limited and the Target Fund only offers retirement share classes. TAM believes the Destination Fund has better prospects for growth than the Target Fund, which could benefit Target Fund shareholders.

•

The Trustees considered that TAM has evaluated alternatives to the Reorganization, including liquidation of the Target Fund, but concluded that the Reorganization represented the best outcome for Target Fund shareholders.

•

The Trustees considered that TAM believes that the larger combined asset base resulting from the Reorganization will offer the potential for greater operating efficiencies and economies of scale, including the potential for lower expense ratios, the ability to effect larger portfolio transactions and the ability to spread fixed costs over a larger asset base.

•

The Trustees considered that TAM believes that the Reorganization would eliminate redundancies in the Transamerica Funds’ product line, strengthening TAM’s ability to pursue investment and marketing opportunities that could benefit the Destination Fund.

Fees and Expenses

•

The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Funds involved in the Reorganization, as well as projected expense ratios of the Destination Fund following the Reorganization.

•

The Trustees considered that, based on the anticipated asset levels following the Reorganization, the combined Destination Fund’s total expenses are expected to be the same or lower than those of the Target Fund and the current Destination Fund.

•

The Trustees considered that in connection with the Reorganization, TAM agreed to a reduction to the Destination Fund’s management fee schedule and the adoption of an additional breakpoint, which would immediately benefit Destination Fund shareholders. More specifically, the Trustees considered that, effective and contingent upon closing of the Reorganization, TAM would receive compensation, calculated daily and paid monthly, from the combined Destination Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.38% of the first $500 million; 0.375% over $500 million up to $750 million; and 0.37% in excess of $750 million in average daily net assets.

•

The Trustees considered that TAM has contractually undertaken through a specified date to waive fees and/or reimburse expenses of each Fund to the extent that the total expenses of the Destination Fund and Target Fund exceed certain operating levels. The Trustees noted that the contractual expense limit for each class of the combined Destination Fund will be the same as the contractual expense limit for the corresponding class of the Target Fund, that the expense limits for the Target Fund run through March 1, 2024, and expense limits for the applicable classes of the Destination Fund would run through March 1, 2025.

•	The Trustees considered that the costs of the Reorganization would be divided equally between the Destination Fund and TAM.

Investment Performance

•	The Trustees considered the relative investment performance of the Funds.

•

The Trustees considered that the Destination Fund and the Target Fund have the same sub-adviser, and that the Destination Fund has outperformed the Target Fund for the past 1- and 3- year periods and underperformed for the past 5-year period.

•

The Trustees considered that the Destination Fund shows similar or stronger absolute and peer relative performance (on a gross of fees basis) versus the Target Fund for the full periods that PineBridge has sub-advised both the Destination Fund and Target Fund.

•

The Trustees considered that PineBridge, the Target Fund’s sub-adviser, had commenced sub-advising the Target Fund on June 29, 2018 pursuant to its current investment strategies, and that the Destination Fund commenced operations on March 1, 2014 with PineBridge as sub-adviser.

Tax Consequences

•

The Trustees considered that the Reorganization is generally not expected to result in the recognition of gain or loss for U.S. federal income tax purposes by the Destination Fund shareholders, by the Target Fund shareholders, by the Destination Fund or by the Target Fund.

•

The Trustees considered the potential tax consequences to shareholders of the Target Fund and the Destination Fund as a result of anticipated portfolio repositioning in connection with the Reorganization, noting that the Destination Fund is expected to recognize a portion of the Target Fund’s unrealized losses as a result of repositioning following the Reorganization.

Investment Program

•

The Trustees considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund. In this regard, the Trustees noted that although the investment objectives and investment strategies of the Target Fund and the Destination Fund are similar, there are some differences between the Funds’ investment objectives and investment strategies.

•	The Trustees considered that TAM is the investment manager of the Target Fund and the Destination Fund and that PineBridge is the sub-adviser to the Target Fund and the Destination Fund.

Other Considerations

•	The Trustees considered the terms and conditions of the form of Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Fund and Destination Fund have the same valuation policies and procedures and that the Reorganization would be consummated at NAV.

•	The Trustees considered that PineBridge has indicated that the Target Fund has no illiquid or restricted securities that could present valuation or other difficulties.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of June 30, 2023 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the fund securities of both Funds between June 30, 2023 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Target Fund Inflation-Protected Securities	Destination Fund* Transamerica Inflation Opportunities	Pro Forma Adjustments		Combined Destination Fund (Pro Forma)
Net Assets
Class A	N/A	$2,007,716	$(956)	(a)	$2,006,760
Class C	N/A	$501,723	$(239)	(a)	$501,484
Class I	N/A	$6,786,311	$(3,232)	(a)	$6,783,079
Class R6	N/A	$135,850	$(65)	(a)	$135,785
Class I2	N/A	$121,792,982	$(58,008)	(a)	$121,734,974
Class R	$7,071,890	N/A	$0		$7,071,890
Class R4	$889,261	N/A	$0		$889,261
Class I3	$67,800,056	N/A	$0		$67,800,056

	Target Fund Inflation-Protected Securities	Destination Fund* Transamerica Inflation Opportunities	Pro Forma Adjustments		Combined Destination Fund (Pro Forma)
Shares
Class A	N/A	212,184	0		212,184
Class C	N/A	54,497	0		54,497
Class I	N/A	711,459	0		711,459
Class R6	N/A	14,197	0		14,197
Class I2	N/A	12,732,508	0		12,732,508
Class R	762,550	N/A	(23,586)	(b)	738,964
Class R4	95,786	N/A	(2,864)	(b)	92,922
Class I3	7,319,777	N/A	(235,132)	(b)	7,084,645

NAV
Class A	N/A	$9.46	$0		$9.46
Class C	N/A	$9.21	$0		$9.21
Class I	N/A	$9.54	$0		$9.54
Class R6	N/A	$9.57	$0		$9.57
Class I2	N/A	$9.57	$0		$9.57
Class R	$9.27	$9.57	$(9.27)	(c)	$9.57
Class R4	$9.28	$9.57	$(9.28)	(c)	$9.57
Class I3	$9.26	$9.57	$(9.26)	(c)	$9.57

Maximum Offering Price Per Share
Class A	N/A	$9.93	$0		$9.93

* Class R, Class R4 and Class I3 shares of the Destination Fund are newly offered. The Destination Fund also offers Class A, Class C, Class I, Class R6 and Class I2 shares.

(a) To adjust Net Assets of the Pro Forma Fund to account for the estimated portion of the costs of the Reorganization that the Destination Fund will bear.

(b) To adjust Shares Outstanding of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

(c) To adjust Net Asset Value of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by the Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections below.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years.

As of October 31, 2022, the Funds had the following unused capital loss carryforwards:

Fund	Total
Transamerica Inflation-Protected Securities	$3,719,762
Transamerica Inflation Opportunities	$0

As of the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the combined Fund’s ability, following the Reorganization, to use realized and unrealized losses of the Target and Destination Funds. In the taxable year of the Destination Fund in which the Reorganization occurs, the Destination Fund will be able to use capital loss carryforwards of the Target Fund (including from the Target Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Destination Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

If shareholders of the Target Fund own less than 50% of the Destination Fund immediately after the Reorganization, the Reorganization may result in limitations on the combined Fund’s ability, following the Reorganization, to use any capital loss carryforwards of the Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the date of the Reorganization) and potentially on the combined Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets of the Target Fund acquired in the Reorganization. Those limitations are imposed on an annual basis. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. The annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Destination Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Under certain circumstances, the Reorganization may result in limitations on the Destination Fund’s ability, in the post-Reorganization period, to use a portion of any capital loss carryforward of the Destination Fund itself from years ended prior to the Closing Date and/or generated in its tax year that includes the Reorganization, and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Destination Fund and the “long-term tax-exempt rate,” as published by the IRS.

If the Destination Fund or the Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined Destination Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund involved in the Reorganization. This limitation will generally apply if the Destination Fund’s or the Target Fund’s unrealized capital gains as of the date of the Reorganization are greater than either $10,000,000 or 15% of the value of its assets, subject to certain adjustments.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Destination Fund, rather than only the shareholders of the Fund that incurred them. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Target Fund or Destination Fund (including, potentially, another reorganization). By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until the close of business on October 27, 2023, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Fund to use losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains.

PORTFOLIO SECURITIES

If the Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Destination Fund. Consistent with the Destination Fund’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of the Destination Fund’s shareholders (including former shareholders of the corresponding Target Fund), TAM will influence the extent and duration to which the portfolio securities of the corresponding Target Fund will be maintained by the Destination Fund. It is possible that there may be dispositions of some of the portfolio securities of the Target Fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined Destination Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Fund’s other gains and losses, and the combined Destination Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities by the combined Destination Fund is expected to result in brokerage costs of approximately $60,071 ($0.0065 per share) assuming 11% of the Target Fund is repositioned. The shareholders of the combined Destination Fund would bear the associated costs with the repositioning. The disposition of securities in connection with the Reorganization is expected to result in capital gains to the combined Destination Fund of $0 ($0 per share). It is expected that such capital gains will be offset by available tax capital loss carryforwards, and, accordingly, that no material distribution to shareholders is anticipated to result from the disposition of securities. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized and the combined Destination Fund’s ability to use any available tax loss carryforwards.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on October 27, 2023, but may occur on such other date as the parties may agree (the “Closing Date”).

•

On the Closing Date of the Reorganization, the Target Fund will transfer all of its property and assets to the Destination Fund. In exchange, the Destination Fund will assume all of the liabilities of the Target Fund and issue shares, as described below.

•

The Destination Fund will issue a number of its Class R, Class R4 and Class I3 shares, as applicable, to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class R, Class R4 and Class I3 shares, respectively.

•

Shares of the classes of the Destination Fund corresponding to classes of the Target Fund will then be distributed on the Closing Date to the Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset values of their holdings of the applicable classes of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the Reorganization, each Target Fund shareholder will hold shares of the Destination Fund corresponding in class to, and having the same aggregate net asset value as, the Target Fund shares held by that shareholder immediately prior to the Reorganization. The net asset value attributable to each class of shares of the Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of the Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The assets of the Target Fund and the Destination Fund are valued using the same valuation policies and procedures.

•	The Target Fund will be terminated after the Closing Date.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Following the Reorganization, shareholders of the Target Fund will be subject to the fees and expenses of the Destination Fund.

•	Following the Reorganization, TAM will continue to act as investment manager to the Destination Fund and PineBridge will continue to serve as sub-adviser to the Destination Fund.

•

The exchange of Target Fund shares for Destination Fund shares in the Reorganization is not expected to result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the Target Fund or Destination Fund.

Agreement and Plan of Reorganization

The Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Information Statement/Prospectus, which is incorporated herein by this reference. The description of the Plan contained herein, which includes the material provisions of the Plan, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In the Reorganization, the Destination Fund will deliver to the Target Fund a number of full and fractional Destination Fund shares of each class with an aggregate net asset value equal to the net asset value of the Target Fund attributable to the corresponding class of the Target Fund’s shares. The net asset value per share of each class of the Destination Fund shall be computed using the Destination Fund’s valuation procedures and the net asset value per share of each class of the Target Fund shall be computed using the Target Fund’s valuation policies and procedures. The number of full and fractional Destination Fund shares shall be determined, with respect to each class, by dividing the value of the Target Fund’s net assets with respect to that class of the Target Fund’s shares by the net asset value of one share of the corresponding class of the Destination Fund’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including each Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A).

The obligations of each Fund are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.4 of the form of Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the Target Fund or Destination Fund, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganization. It is anticipated that the total cost of the Reorganization will be approximately $125,000. The associated costs of the Reorganization will be shared equally by TAM and the Destination Fund. The expenses incurred in connection with the Reorganization will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent a Fund from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Target Fund or the Destination Fund or on shareholders of the Target Fund or Destination Fund (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by the Target Fund and the Destination Fund of an opinion from Morgan Lewis & Bockius LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer of all the Target Fund’s assets to the Destination Fund in exchange solely for (a) the issuance of the Destination Fund shares to the Target Fund and (b) the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Destination Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Destination Fund upon receipt of the assets of the Target Fund solely in exchange for shares of the Destination Fund and the assumption by the Destination Fund of all the liabilities of the Target Fund as part of the Reorganization;

•

The tax basis in the hands of the Destination Fund of the assets of the Target Fund transferred in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•

The holding period in the hands of the Destination Fund of each asset of the Target Fund transferred in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by the Target Fund (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Destination Fund solely in exchange for the Destination Fund shares and the assumption by the Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-recognition transaction under the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for shares of the Destination Fund as part of the Reorganization;

•

The aggregate tax basis of the Destination Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•

Each Target Fund shareholder’s holding period for his or her Destination Fund shares received in the Reorganization will include the holding period for the shares of the Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the Target Fund and Destination Fund.

No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Reorganization, the Target Fund will declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. The amount of such distribution to the shareholders of the Target Fund is estimated as of June 30, 2023, to be as set forth in the table below. Any amount actually distributed to the Target Fund’s shareholders immediately prior to the Reorganization may be higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to the Target Fund shareholders.

Fund	Distribution Amount (per Share)
Transamerica Inflation-Protected Securities	$0

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign or non-income tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental investment policies for the Target Fund and the Destination Fund. The Target Fund and Destination Fund have the same fundamental investment policies. For a more complete discussion of a Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Fund’s statement of additional information.

	Target Fund	Destination Fund
Borrowing	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
Underwriting Securities	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
Making Loans	The Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
Senior Securities	The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
Real Estate	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.
Commodities	The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
Concentration of Investments	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Policies

The Target Fund and the Destination Fund have adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.

1.	Illiquid investments

No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

2.	Purchasing securities on margin

No Fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

3.	Underlying funds in funds-of-funds investment limitation

No Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

HOW TO CONTACT THE FUNDS

Retirement plan participants in a retirement plan administered by Transamerica Retirement Solutions, TAM’s affiliate, should contact 1-800-755-5801 for additional information. If you hold your account through an unaffiliated plan administrator, recordkeeper or financial intermediary, please contact them directly for account specific questions.

•	Customer Service: 1-888-233-4339 - Monday through Friday; hours of operation as posted on the funds’ website at www.transamerica.com/contact-us.

•	Internet: www.transamerica.com

•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

The following information applies to Class R, Class R4 and Class I3 shares.

AVAILABILITY

Class R shares and Class R4 shares are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. A plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R shares in certain investment products or programs.

A financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R and Class R4 shares of the funds.

Class R and Class R4 shares are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments.

Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts.

Each fund reserves the right to discontinue offering Class R, Class R4 and Class I3 shares at any time, to liquidate or merge such share classes into another class of shares, or to cease investment operations entirely.

OPENING AN ACCOUNT

Federal regulations may require a fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.

Eligible retirement plans generally may open an account and purchase Class R and Class R4 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R and Class R4 shares of the funds. Additional shares may be purchased through a retirement plan’s administrator, record-keeper or financial service firm serving as an intermediary. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or Class R4 shares. The funds are currently waiving this minimum. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary. There is no minimum initial investment for Class I3 shares for those that qualify for the share class or a minimum subsequent investment amount.

Shares are purchased at the net asset value per share (“NAV”), without a sales charge.

Transamerica Funds must receive your payment within two business days after your order is accepted.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. Each fund reserves the right to discontinue offering Class R, R4 or Class I3 shares at any time, to liquidate or merge into another class of shares, or to cease investment operations entirely.

Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.

Through an Authorized Dealer

• The dealer is responsible for opening your account and may need to provide Transamerica Funds with your taxpayer identification number.

Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, Transamerica Funds may postpone payment under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.

If you own Class R, Class R4 or Class I3 shares, please refer to the retirement plan or other relevant documents for information on how to redeem Class R, Class R4 or Class I3 shares of the funds.

Shares are redeemed at NAV.

Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.

Please see additional information relating to original signature guarantee later in this prospectus.

Through an Authorized Dealer

• You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call your plan administrator, recordkeeper or financial intermediary for assistance.

Exchanging Shares

For Class R, Class R4 and Class I3 shares, if authorized by your plan, you can request an exchange of your shares in one fund for corresponding shares of another fund. Please refer to your plan’s documents for additional information. An exchange is treated as a redemption of a fund’s shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

An exchange of shares in one fund for shares of another fund is considered a redemption followed by a purchase and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should consult your tax advisor before making an exchange.

Converting Shares

If you hold Class R, Class R4 or Class I3 shares and are eligible for purchase of Class I shares as described in the Class I prospectus, you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or plan administrator, recordkeeper or financial intermediary for conversion requirements and instructions. Class I shares are not available in this prospectus.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Choosing a Share Class

Class R Shares

Class R shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. For Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. Class R shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

Class R4 Shares

Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. Class R4 shares of a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R4 shares. Class R4 shares of are intended for purchase by participants in certain retirement plans described below and under the following conditions:

°     401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

°    Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

°    The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.

Class I3 Shares

Class I3 shares are intended for purchase by certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares are not subject to distribution and service fees.

Features and Policies

Customer Service

Please contact your retirement plan’s administrator, recordkeeper or financial service firm acting as intermediary for account specific information.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

◾	accounts opened within the preceding 12 months

◾	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

◾	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more

◾	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

◾	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

◾	UTMA/UGMA accounts (held at Transamerica Funds)

◾	UMB Bank, N.A. Custodial Accounts (held at Transamerica Funds)

◾	Coverdell ESA accounts (held at Transamerica Funds)

◾	Omnibus and Network Level 3 accounts

While there is currently no minimum account size for maintaining a Class R share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. For certain requests, a notary may be accepted.

An original signature guarantee is typically required if any of the following is applicable:

◾  You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

◾  You would like a check made payable to anyone other than the shareholder(s) of record.

◾  You would like a check mailed to an address which has been changed within 10 days of the redemption request.

◾  You would like a check mailed to an address other than the address of record.

◾  You would like your redemption proceeds wired to a bank account other than a bank account of record.

◾  Wire or ACH proceeds to a bank account changed within 10 days of the redemption request.

◾  You are adding or removing a shareholder from an account.

◾  You are changing ownership of an account.

◾  When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.

◾  Transactions requiring supporting legal documentation.

The funds reserve the right to require an original signature guarantee or a notary under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee or notary may be refused if any of the following is applicable:

◾  It does not appear valid or in good form.

◾  The transaction amount exceeds the surety bond limit of the signature guarantee.

◾  The guarantee stamp has been reported as stolen, missing or counterfeit.

Certain direct institutional accounts may utilize alternative methods in place of a signature guarantee with prior approval from Transamerica. Contact Transamerica for additional details.

Note: For certain maintenance and non-financial requests, Transamerica Funds may require a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request.

E-Mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account-specific requests be submitted only via online (required to be established in advance), telephone, mail or fax.

Reinvestment Privilege

Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund, in shares of the same class as the shares that you sold. Any CDSC you paid on your shares will be credited to your account. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Right to Terminate or Suspend Account Privileges

A fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in the funds’ prospectuses. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.

The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Additional Information

The funds’ prospectuses and SAIs provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the funds’ prospectuses or SAIs.

A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Neither the funds’ prospectuses nor the SAIs is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.

The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.

Sending Forms and Transaction Request in Good Order

We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in the funds’ prospectuses. We reserve the right to reject electronic transactions that do not meet our requirements.

Pricing of Shares

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.

Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The value of a fund’s securities and other assets for purposes of determining the fund’s NAV is determined pursuant to valuation procedures of the funds and TAM. TAM has been designated as the funds’ valuation designee with responsibility for fair valuation subject to oversight by the funds’ Board. TAM has formed a valuation committee to assist with its designated responsibilities as valuation designee (the “Valuation Committee”).

In general, securities and other investments are valued based on prices at the close of regular trading on the NYSE.

Equity securities, swaps, and options listed or traded on securities exchanges (except for the securities traded on NASDAQ/NMS), including ETFs, dollar-denominated foreign securities and ADRs, are normally valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price will generally be the NASDAQ Official Closing Price (“NOCP”).

The market price for debt obligations (except short-term obligations that will mature in 60 days or less) and for swaps that are not traded on a securities exchange is generally the price supplied by an independent third-party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies to identify the market value of the security or instrument.

Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Foreign securities are generally priced as described above for the particular type of security (i.e., equity securities or debt securities). The prices for foreign securities are converted from the local currency into U.S. dollars using current exchange rates.

Market quotations for securities prices may be obtained from automated pricing services.

Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company.

ETF shares are normally valued at the most recent sale price or official closing price on the exchange on which they are traded.

When an authorized pricing service does not provide a price or the price provided is believed by the Valuation Committee to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such a price or quotation for a security is not readily available, or is believed by the Valuation Committee to be unreliable, then the Valuation Committee will fair value such fund investment, in good faith, in accordance with fair valuation procedures.

The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring;

securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair valuation procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The Valuation Committee makes fair value determinations in good faith in accordance with the valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Disclosure of Portfolio Holdings

A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Distribution of Shares

Distributor

Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the funds.

The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class R or Class R4 shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.50%, 0.25% and 0.25%, respectively, of the average daily net assets of those shares.

Distribution Plan

Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for Class R and Class R4 shares.

The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.

Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):

• Class R Shares – Up to 0.50%

• Class R4 Shares – Up to 0.25%

• Class I3 Shares – N/A

Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Distribution and Service Arrangements

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities.

The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically. These cash payments may take a variety of forms, including (without limitation), annual flat fees, reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2022, in general, payments calculated as a percentage of sales ranged from 1 basis point (0.01%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 15 basis points (0.15%), and flat annual fees ranged from $5,000 to $500,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2022, TCI had revenue sharing agreements with more than 50 brokers and other financial intermediaries including, without limitation: Advisor Group, Inc.; Ameriprise Financial Services, Inc.; Cadaret, Grant & Co.; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; Commonwealth Financial Network; CUSO Financial; D.A. Davidson & Co., Inc.; Edward Jones; Equity Services, Inc.; Financial Data Services, Inc.; GWFS Equities Inc.; FSC Securities Corporation; GeneosWealth Management; Hantz Financial Services, Inc.; HD Vest Investment Services; Independent Financial Group; Infinex Investments, Inc.; Janney Montgomery Scott; J.P. Morgan Securities LLC; Kestra Investment Services; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; MML Investors Services; National Financial Services, Inc.; Next Financial; Oppenheimer & Co.; Park Avenue Securities; Pershing LLC; Principal Connectivity; Pursche Kaplan Sterling Financial; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Royal Alliance Associates, Inc.; Sagepoint Financial Inc.; Securities America, Inc.; Stifel Nicolaus & Company Inc.; TD Ameritrade; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Wells Fargo Advisors, LLC; Western International Securities, Inc.; and Woodbury Financial Services. For the calendar year ended December 31, 2022, TCI paid approximately $37.3 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2023, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above. For the calendar year ended December 31, 2022, TCI and its affiliates did not receive any revenue sharing payments from firms that pay revenue to participate in TCI sponsored events.

As of December 31, 2022, TAM made revenue sharing payments to approximately 9 financial intermediaries with respect to the funds, the most sizeable of which were to TCI and Transamerica Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.

TAM also serves as investment manager to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” in the funds’ SAI.)

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the funds’ prospectus and SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment manager or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Distributions and Taxes

Dividends and Distributions

The Destination Fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. The Destination Fund generally pays any distributions of net capital gains annually.

The Destination Fund generally pays any dividends from net investment income monthly.

Notwithstanding the foregoing, the Board of Trustees of Transamerica Funds has delegated authority to TAM to change the frequency with which dividends are declared and paid by a fund, including if a fund does not have any income to distribute, and to declare and make payments of long-term capital gains with respect to a fund as permitted or required by law or in order to avoid tax penalties. Further, each fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees.

Taxes

Taxes on Distributions in General

The Destination Fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions (other than any distributions treated as a return of capital) whether such distributions are paid in cash or reinvested in additional shares.

The following are guidelines for how certain distributions by the Destination Fund are generally taxed to non-corporate U.S. shareholders under current federal income tax law:

•

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at reduced rates, regardless of how long the shareholders have held their shares. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate other than the generally applicable reduced rates.

•

Distributions reported as paid from a fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at reduced rates. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.

•

Distributions in excess of a fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.

•	Other distributions generally will be taxed at ordinary income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If the Destination Fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

The Destination Fund will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of the Destination Fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income, even if the distribution is wholly or in part attributable to exempt-interest dividends received by the tax-deferred account. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on Sale or Exchange of Shares

If you sell shares of the Destination Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.

Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes

The Destination Fund may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you if you fail to provide the Destination Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding.

The backup withholding rate is currently 24%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.

Non-Resident Alien Withholding

Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. The Destination Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. If you are a Non-U.S. Person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, the Destination Fund. More information is provided in the SAI of the Destination Fund. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Destination Fund.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUND

Investment Manager

TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Destination Fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-adviser’s buying and selling of securities for the Destination Fund and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to the Destination Fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to the Destination Fund. These fees are calculated on the average daily net assets of the Destination Fund, and are paid at the rates previously shown in this Information Statement/Prospectus.

TAM has been a registered investment adviser since 1996. As of December 31, 2022, TAM has approximately $62.9 billion in total assets under management. The Funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.

TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

A discussion regarding the basis of the Board’s most recent renewal of the Destination Fund’s investment management agreement with TAM is available in the Destination Fund’s annual report for the fiscal year ended October 31, 2022.

Sub-Adviser

PineBridge has been a registered investment adviser since 1983. As of December 31, 2022, PineBridge, including its affiliates, had approximately $143.12 billion in total assets under management.

A discussion regarding the basis of the Board’s most recent renewal of the sub-advisory agreement with PineBridge is available in the Destination Fund’s annual report for the fiscal year ended October 31, 2022.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2022 Annual Report, which is available to you upon request.

Financial Highlights are shown for Class A shares of Transamerica Inflation Opportunities because the fund had not issued Class R, Class R4 and Class I3 shares as of the date of this Information Statement/Prospectus. Class A shares of Transamerica Inflation Opportunities are offered in a separate prospectus.

The financial highlights for the fiscal period ended April 30, 2023 are unaudited.

For a share outstanding during the years indicated:	Transamerica Inflation-Protected Securities
	Class R
	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.18	$11.13	$10.85	$10.23	$9.65	$9.98
Investment operations:
Net investment income (loss)(A)	0.13	0.61	0.35	0.07	0.11	0.21
Net realized and unrealized gain (loss)	0.29	(1.90)	0.24	0.65	0.67	(0.34)
Total investment operations	0.42	(1.29)	0.59	0.72	0.78	(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.66)	(0.31)	(0.10)	(0.20)	(0.20)

Net asset value, end of year	$9.45	$9.18	$11.13	$10.85	$10.23	$9.65

Total return	4.64%(B)	(12.01)%	5.53%	7.08%	8.24%	(1.29)%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,197	$7,799	$9,787	$10,488	$9,125	$10,508
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	1.06%(D)	0.99%	0.98%	1.00%	0.98%	1.05%
Including waiver and/or reimbursement and recapture	1.00%(D)	1.00%	0.99%	0.99%	1.00%	0.92%
Net investment income (loss) to average net assets	2.86%(D)	5.89%	3.21%	0.69%	1.13%	2.07%
Portfolio turnover rate	13%(B)	32%	21%	16%	14%	134%

(A)	Calculated based on average number of shares outstanding.
(B)	Not annualized.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Annualized.
.

For a share outstanding during the years indicated:	Transamerica Inflation-Protected Securities
	Class R4
	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.19	$11.15	$10.86	$10.23	$9.63	$9.97
Investment operations:
Net investment income (loss)(A)	0.15	0.66	0.32	0.11	0.10	0.23
Net realized and unrealized gain (loss)	0.30	(1.93)	0.32	0.64	0.72	(0.34)
Total investment operations	0.45	(1.27)	0.64	0.75	0.82	(0.11)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.69)	(0.35)	(0.12)	(0.22)	(0.23)

Net asset value, end of year	$9.47	$9.19	$11.15	$10.86	$10.23	$9.63

Total return	4.82%(B)	(11.77)%	5.96%	7.39%	8.58%	(1.15)%
Ratio and supplemental data:
Net assets end of year (000’s)	$906	$1,003	$1,147	$2,012	$2,340	$15,421
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.82%(D)	0.75%	0.74%	0.76%	0.74%	0.81%
Including waiver and/or reimbursement and recapture	0.65%(D)	0.65%	0.64%	0.64%	0.65%	0.65%(E)
Net investment income (loss) to average net assets	3.28%(D)	6.34%	2.90%	1.04%	1.07%	2.33%
Portfolio turnover rate	13%(B)	32%	21%	16%	14%	134%

(A)	Calculated based on average number of shares outstanding.
(B)	Not annualized.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Annualized.
(E)	Includes reorganization expenses incurred outside the Fund’s operating expense limit.
.

For a share outstanding during the years indicated:	Transamerica Inflation-Protected Securities
	Class I3
	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.18	$11.13	$10.84	$10.21	$9.63	$9.97
Investment operations:
Net investment income (loss)(A)	0.15	0.66	0.41	0.12	0.17	0.26
Net realized and unrealized gain (loss)	0.30	(1.90)	0.25	0.65	0.65	(0.34)
Total investment operations	0.45	(1.24)	0.66	0.77	0.82	(0.08)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.71)	(0.37)	(0.14)	(0.24)	(0.26)

Net asset value, end of year	$9.45	$9.18	$11.13	$10.84	$10.21	$9.63

Total return	4.80%(B)	(11.55)%	6.16%	7.59%	8.58%	(0.88)%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,017	$75,996	$98,870	$99,722	$104,687	$111,874
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.57%(D)	0.50%	0.49%	0.51%	0.49%	0.56%
Including waiver and/or reimbursement and recapture	0.53%(D)	0.50%(E)	0.49%(E)	0.52%	0.47%	0.40%
Net investment income (loss) to average net assets	3.36%(D)	6.39%	3.75%	1.14%	1.73%	2.59%
Portfolio turnover rate	13%(B)	32%	21%	16%	14%	134%

(A)	Calculated based on average number of shares outstanding.
(B)	Not annualized.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Transamerica Inflation Opportunities
	Class A
	April 30, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net asset value, beginning of year	$9.39		$11.09		$10.78	$10.26	$9.58	$9.97
Investment operations:
Net investment income (loss)(A)	0.13		0.50		0.32	0.10	0.16	0.20
Net realized and unrealized gain (loss)	0.37		(1.80)		0.29	0.51	0.67	(0.38)
Total investment operations	0.50		(1.30)		0.61	0.61	0.83	(0.18)
Contributions from affiliate	–		0.01	(B)	–	–	–	–
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.37)		(0.30)	(0.09)	(0.15)	(0.21)
Net realized gains	(0.18)		(0.04)		–	–	–	–
Total dividends and/or distributions to shareholders	(0.29)		(0.41)		(0.30)	(0.09)	(0.15)	(0.21)
Net asset value, end of year	$9.60		$9.39		$11.09	$10.78	$10.26	$9.58

Total return(C)	5.25%	(D)	(11.94)%	(B)	5.73%	5.99%	8.73%	(1.81)%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,099		$2,291		$1,430	$866	$778	$719
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.03%	(F)	0.98%		1.02%	1.10%	1.07%	0.95%
Including waiver and/or reimbursement and recapture	0.98%	(F)	1.00%		1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets	2.80%	(F)	4.84%		2.90%	0.97%	1.59%	2.02%
Portfolio turnover rate	16%	(D)	62%		48%	28%	23%	36%

(A)	Calculated based on average number of shares outstanding.
(B)

Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Target Fund, as of June 30, 2023, the Trustees and officers of the Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund. To the knowledge of the Destination Fund, as of June 30, 2023, the Trustees and officers of the Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

As of June 30, 2023, Class R, Class R4 and Class I3 shares of the Destination Fund had not commenced operations.

To the knowledge of the Target Fund, as of June 30, 2023, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Fund:

Name & Address	Fund Name	Class	Shares Owned	Percentage of Class Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	I3	7,319,776.917	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R	762,550.065	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R4	95,785.736	100.00%

To the knowledge of the Destination Fund, as of June 30, 2023, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Fund:

Name & Address	Fund Name	Class	Shares Owned	Percentage of Class Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	A	58,112.307	27.39%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	A	41,002.886	19.32%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Inflation Opportunities	A	25,527.174	12.03%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	A	12,787.738	6.03%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Inflation Opportunities	C	24,315.010	44.62%

Name & Address	Fund Name	Class	Shares Owned	Percentage of Class Owned
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	C	20,611.830	37.82%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Inflation Opportunities	C	4,250.659	7.80%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Inflation Opportunities	C	2,996.862	5.50%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	Transamerica Inflation Opportunities	I	540,529.345	75.97%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Inflation Opportunities	I	112,273.347	15.78%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	I	36,408.029	5.12%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	4,540,156.080	35.66%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	4,323,310.149	33.95%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	2,059,694.906	16.18%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Inflation Opportunities	I2	980,176.861	7.70%
Matrix Trust Company As Agent For Advisor Trust, Inc. Swanson-Fahrney Ford Sales, Inc. 401(k) Plan 717 17th Street, Suite 1300 Denver CO 80202-3304	Transamerica Inflation Opportunities	R6	6,566.201	46.25%

Name & Address	Fund Name	Class	Shares Owned	Percentage of Class Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	R6	6,016.352	42.38%
Matrix Trust Company As Agent For Advisor Trust, Inc. Western Collegiate 401(k) Plan 717 17th Street, Suite 1300 Denver CO 80202-3304	Transamerica Inflation Opportunities	R6	749.151	5.28%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

To the knowledge of the Target Fund, as of June 30, 2023, the following persons held beneficially 25% or more of the outstanding shares of the Target Fund:

Name & Address	Fund Name	Percentage of Class Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	89.49%

To the knowledge of the Destination Fund, as of June 30, 2023, the following persons held beneficially 25% or more of the outstanding shares of the Target Fund:

Name & Address	Fund Name	Percentage of Class Owned
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	33.10%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	31.52%

FINANCIAL STATEMENT EXPERTS

The financial statements and financial highlights of each Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of the Target Fund and Destination Fund for the fiscal year end October 31, 2022 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your Fund at 1801 California Street, Suite 5200, Denver, CO 80202. You may also call 1-888-233-4339.

Each Fund’s statement of additional information and shareholder reports are available free of charge on the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [        ], 2023, by and among Transamerica Funds, a Delaware statutory trust (the “Trust”), with its principal place of business at 1801 California Street, Suite 5200, Denver, Colorado 80202, on behalf of its series listed on Exhibit A attached hereto under the heading “Acquiring Fund/Classes” (the “Acquiring Fund”), and the Trust, on behalf of its series listed on Exhibit A attached hereto under the heading “Acquired Fund/Classes” (the “Acquired Fund”), and, solely for the purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”). For purposes of this Agreement, the Trust will be referred to as the “Acquiring Entity” and the “Acquired Entity” when it is referred to in its capacity as the statutory trust of which the Acquiring Fund and the Acquired Fund, respectively, are series.

WHEREAS, the Acquired Fund and Acquiring Fund are each series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization of the Acquired Fund will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) shares of the classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, ASSUMPTION OF ALL LIABILITIES OF THE ACQUIRED FUND AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares corresponding to a class of Acquired Fund Shares as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Acquired Entity’s net assets with respect to that class of Acquired Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows the Acquiring Fund and its classes of shares and the Acquired Fund and its corresponding classes of shares. For purposes of this Agreement, each class of shares of the Acquired Fund as set forth on Exhibit A corresponds to the class of shares of the Acquiring Fund as set forth on such Exhibit, the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund, and the term “Acquired Fund Shares” should be read to include each such class of shares of the Acquired Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record with respect to each class of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class of the Acquiring Fund received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, in complete liquidation of the Acquired Fund and in complete redemption of the Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and liquidation shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that corresponding class owned by that Acquired Fund Shareholder on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or prior to the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund, and the amounts thereof attributable to each class of shares of the Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the joint pricing and valuation procedures of the Trust and TAM. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the joint pricing and valuation procedures of the Trust and TAM. All computations of value and amounts shall be made by the independent registered public accounting firm for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be on, or about October 27, 2023, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 1801 California Street, Suite 5200, Denver, Colorado 80202, or at such other place as the parties may agree.

3.2 At the Closing of the Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Entity shall, within one business day after the Closing of the Reorganization, deliver to the Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of the Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the class, number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of the Reorganization, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate classes have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for Fund securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date for the Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored or to a day mutually agreed upon by the Acquiring Entity Board and the Acquired Entity Board.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquired Entity’s Declaration of Trust, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Delaware law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the date on which the Acquired Fund liquidates), the Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Fund liquidates), the Acquired Fund will have made such distributions on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquired Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, the Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquiring Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity, on behalf of the Acquired Fund, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the Reorganization of the Acquired Fund shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the Acquired Fund:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Entity a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the Reorganization of the Acquiring Fund shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the Acquiring Fund:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.4) refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

8.1 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties shall have received the opinion of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, and by the Acquiring Entity, on behalf of the Acquiring Fund, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund as part of the Reorganization; (iii) the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Asset transferred to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund in the Reorganization upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of his or her Acquired Fund Shares exchanged therefor; and (viii) each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the holding period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Morgan, Lewis & Bockius LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.4 on behalf of the Acquired Fund or the Acquiring Fund.

8.5 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a statutory trust existing under the laws of the State of Delaware; (b) the Acquired Entity, with respect to the Acquired Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

8.6 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganization will be shared equally by the Acquiring Fund and TAM. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person)

if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Acquired Fund or the Acquiring Fund or on shareholders of the Acquired Fund or the Acquiring Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of the applicable Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement shall not affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 Should any part of this Agreement be held invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

15.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.6 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of the Acquired Fund, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of the Acquiring Fund, are made on a several (and not joint, or joint and several) basis

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS, on behalf of the Acquiring Fund listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA FUNDS, on behalf of the Acquired Fund listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA ASSET MANAGEMENT, INC., solely with respect to paragraph 10.2 hereof

By:
Name:
Title:

Exhibit A

Acquired Fund/Classes	Acquiring Fund/Classes
Transamerica Inflation-Protected Securities	Transamerica Inflation Opportunities
Class R	Class R
Class R4	Class R4
Class I3	Class I3

SCHEDULE 4.1

None

SCHEDULE 4.2

None

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA INFLATION OPPORTUNITIES

(the “Destination Fund”)

1801 California Street, Suite 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED [            ], 2023

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated [            ], 2023 (the “Information Statement/Prospectus”), which relates to Class R, Class R4 and Class I3 shares of the Destination Fund to be issued in exchange for shares of Transamerica Inflation-Protected Securities (the “Target Fund”) (the “Reorganization”), as shown below. Please retain this SAI for further reference.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Fund at the address set forth above or call the Destination Fund at the number set forth above.

The following table indicates (a) the Target Fund and Destination Fund involved in the Reorganization, and (b) the corresponding Destination Fund shares that the Target Fund shareholders will receive.

Target Fund & Shares	Destination Fund & Shares
Transamerica Inflation-Protected Securities	Transamerica Inflation Opportunities*
Class R	Class R
Class R4	Class R4
Class I3	Class I3

* The Destination Fund also offers Class A, Class C, Class I, Class R6 and Class I2 shares. This SAI relates only to the Class R, Class R4 and Class I3 shares of the Destination Fund to be issued in the Reorganization.

1

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
SUPPLEMENTAL FINANCIAL INFORMATION	3

2

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of the Target Fund to, and the assumption of the liabilities of the Target Fund by, the Destination Fund in exchange for shares of the Destination Fund as shown in the table on the cover page of this SAI.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Funds’ Statement of Additional Information dated March 1, 2023, as filed with the SEC on February 28, 2023 (File Nos. 811-04556 and 033-02659; Accession No.  0001193125-23-054020), and amended and restated on June 16, 2023, as filed with the SEC on June 16, 2023, 2023 (File Nos. 811-04556 and 033-02659; Accession No. 0001193125-23-168786), as may be further supplemented, is incorporated herein by reference.

2. The Funds’ Annual Report for the fiscal year ended October 31, 2022 (File No. 811-04556), as filed with the SEC on January 3, 2023 (Accession No. 0001193125-23-000431) is incorporated herein by reference.

3. The Funds’ Semi-Annual Report for the fiscal period ended April 30, 2023 (File No. 811-04556), as filed with the SEC on July 3, 2023 (Accession No. 0001193125-23-181182) is incorporated herein by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Destination Fund are not included in this SAI.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Destination Fund. In particular, each security held by the Target Fund is eligible to be held by the Destination Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of any such change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Destination Fund’s portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Destination Fund.

3

PART C

OTHER INFORMATION

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Declaration of Trust and Bylaws, which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust, filed previously with Post-Effective Amendment (“PEA”) 212 on December 23, 2015.

	(a)	Amendment No. 1 dated March 11, 2021 to Amended and Restated Declaration of Trust, filed previously with PEA 297 on April 30, 2021.

(2)	Bylaws, filed previously with PEA 89 on February 28, 2008.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Information Statement/Prospectus).

(5)	See Exhibits 1 and 2.

(6)	(a)	Management Agreement
		(i)	Management Agreement between Registrant and Transamerica Asset Management, Inc. (“TAM”) dated March 1, 2016, filed previously with PEA 213 on February 25, 2016.
		(ii)	Amended Schedule A to Management Agreement dated March 31, 2023, filed previously with PEA 309 to Registration Statement on March 28, 2023 (“PEA 309”).
		(iii)	Amended Schedule A to Management Agreement to be filed by subsequent amendment.

	(b)	Sub-Advisory Agreements
		(i)	Sub-Advisory Agreement between TAM and PineBridge Investments LLC, dated March 1, 2014, filed previously with PEA 183 on February 28, 2014.
		(a)	Amendment to Sub-Advisory Agreement dated December 8, 2014 on behalf of Transamerica Inflation Opportunities and Transamerica Unconstrained Bond, filed previously with PEA 192 on December 3, 2014.
		(b)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 216 on April 29, 2016.
		(c)	Amendment to Sub-Advisory Agreement dated June 29, 2018 on behalf of Transamerica Inflation-Protected Securities, filed previously with PEA 263 on August 30, 2018.
(d)

Amendment to Sub-Advisory Agreement Dated September  1, 2018 on behalf of Transamerica Inflation Opportunities, Transamerica Inflation-Protected Securities, Transamerica Large Core ESG, Transamerica Large Value Opportunities and Transamerica Unconstrained Bond, filed previously with PEA 268 on December 19, 2018.

		(e)	Amendment to Sub-Advisory Agreement dated August 28, 2020, filed previously with PEA 295 on February 26, 2021.
		(f)	Amendment to Sub-Advisory Agreement dated [October 27, 2023], to be filed by subsequent amendment.

(7)	Underwriting Agreement between Registrant and Transamerica Capital, Inc. (“TCI”) dated November 1, 2007, filed previously with PEA 89 on February 28, 2008.
	(a)	Updated Schedule I to Underwriting Agreement dated March 31, 2023, filed previously with PEA 309.
	(b)	Updated Schedule I to Underwriting Agreement to be filed by subsequent amendment.

(8)	N/A

(9)	Custody Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2011, filed previously with PEA 126 on April 29, 2011.
	(a)	Amendment to Appendix A-1 of Custody Agreement dated November 30, 2015, filed previously with PEA 213 on February 25, 2016.
	(b)	Amendment to Custody Agreement dated December 17, 2012, filed previously with PEA 170 on February 12, 2013 (“PEA 170”).
	(b)	Amended Appendix A-1 (Mutual Funds) of Custody Agreement dated March 31, 2023, filed previously with PEA 309.
	(c)	Amended Appendix A-1 of Custody Agreement to be filed by subsequent amendment.

(10)	Amended and Restated Plan of Distribution under Rule 12b-1 dated March 1, 2015, filed previously with PEA 197 on February 27, 2015.
	(a)	Amended Schedule A to 12b-1 Plan dated March 31, 2023, filed previously with PEA 309.
	(b)	Amended Schedule A to be filed by subsequent amendment.

(10)(i)	Amended and Restated Plan for Multiple Classes of Shares dated as of March 1, 2023 (including Schedule A), filed previously with PEA 309.
	(a)	Amended Schedule A to be filed by subsequent amendment.

(11)	Opinion of counsel as to the legality of the securities being registered, filed herein.

(12)	(a)	Form of Opinion of counsel as to tax matters pertaining to the proposed reorganization of Transamerica Inflation-Protected Securities with and into Transamerica Inflation Opportunities, filed herein.

(13)	(a)	Amended and Restated Transfer Agency Agreement between Registrant and Transamerica Fund Services, Inc. (“TFS”) dated December 17, 2020, filed previously with PEA 295.
(i) Amendment to Amended and Restated Transfer Agency Agreement between Registrant and TFS dated March 1, 2022, filed previously with PEA 300 on February 28, 2022.

	(b)	Amended and Restated Expense Limitation Agreement, dated March 1, 2005 and amended and restated as of March 1, 2021, filed previously with PEA 295 on February 26, 2021.
(i) Amended Schedules A and B dated March 31, 2023, filed previously with PEA 309.
(ii) Amended Schedules A and B to be filed by subsequent amendment.

	(c)	Master Sub-Administration Agreement between Registrant and State Street Bank and Trust Company dated December 17, 2012, filed previously with PEA 170.
(i) Novation Agreement dated April 7, 2016 on behalf of Master Sub-Administration Agreement between Registrant and State Street Bank and Trust Company, filed previously with PEA 230 on September 29, 2016.
(ii) Amended Schedule (Mutual Funds) dated March 31, 2023 filed previously with PEA 309.
(ii) Amended Schedule A, to be filed by subsequent amendment.

(14)	Consent of Independent Registered Certified Public Accounting firm, filed herein.

(15)	Not applicable.

(16)	Power of Attorney, filed herein.

(17)	(a)	Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc. dated September 1, 2022, filed previously with PEA 308 on February 28, 2023 (“PEA 308”).
	(b)	Code of Ethics - PineBridge Investments LLC, filed previously with PEA 308.
	(c)	Prospectuses dated March 1, 2023, filed previously with PEA 308.
	(d)	Statement of Additional Information dated March 1, 2023, as Amended and Restated on June 16, 2023, filed previously with PEA 308.

(e)	Annual Report to Shareholders for the year ended October 31, 2022, filed previously with Form N-CSR on January 3, 2023.
(f)	Semi-Annual Report to Shareholders for the period ended April 30, 2023, filed previously with Form N-CSR on July 3, 2023.

Item 17.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of Morgan, Lewis & Bockius LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Denver, State of Colorado, on the 26th day of July, 2023.

TRANSAMERICA FUNDS

By:	/s/ Marijn P. Smit
Marijn P. Smit
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Marijn P. Smit Marijn P. Smit	Trustee, President and Chief Executive Officer	July 26, 2023

/s/ Sandra N. Bane Sandra N. Bane*	Trustee	July 26, 2023

/s/ Leo J. Hill Leo J. Hill*	Trustee	July 26, 2023

/s/ Kathleen T. Ives Kathleen T. Ives *	Trustee	July 26, 2023

/s/ Lauriann C. Kloppenburg Lauriann C. Kloppenburg*	Trustee	July 26, 2023

/s/ Fredric A. Nelson III Fredric A. Nelson III*	Trustee	July 26, 2023

/s/ John E. Pelletier John E. Pelletier*	Trustee	July 26, 2023

/s/ Patricia L. Sawyer Patricia L. Sawyer*	Trustee	July 26, 2023

/s/ John W. Waechter John W. Waechter*	Trustee	July 26, 2023

/s/ Alan F. Warrick Alan F. Warrick*	Trustee	July 26, 2023

/s/ Vincent J. Toner Vincent J. Toner	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	July 26, 2023

* By: /s/ Dennis P. Gallagher	Chief Legal Officer and	July 26, 2023
Dennis P. Gallagher**	Secretary

**	Attorney-in-fact pursuant to power of attorney filed herein.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Exhibits Filed With

Registration Statement on Form N-14

Transamerica Funds

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(11)	Opinion of counsel as to the legality of the securities being registered

(12)	Form of Opinion of counsel as to tax matters pertaining to the proposed reorganization of Transamerica Inflation-Protected Securities with and into Transamerica Inflation Opportunities

(14)	Consent of Independent Registered Certified Public Accounting Firm

(16)	Power of Attorney